US SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8 - K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  AUGUST 7, 2001


                          MEASUREMENT SPECIALTIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           NEW JERSEY                     1-11906                 22-2378738
 ------------------------------    ----------------------        ------------
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)      (IRS EMPLOYER
INCORPORATION OR ORGANIZATION)                               IDENTIFICATION NO.)




                80 LITTLE FALLS ROAD, FAIRFIELD, NEW JERSEY 07004
      --------------------------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (973) 808-1819
                   -------------------------------------------
                          (ISSUER'S TELEPHONE NUMBER)


   (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR, IF CHANGED SINCE LAST
                                    REPORT)


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ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS

On August 7, 2001 (the "Closing Date") Measurement Specialties, Inc. (the "Company") acquired all of the outstanding shares of Terraillon Holdings Limited ("Terraillon"). The Company paid a total of $17.1 million to acquire Terraillon. The purchase price included $10.3 million in cash and 503,704 shares of Measurement Specialties common stock, of which 40% was allocated to continuing Terraillon management. The cash portion of the Purchase price was obtained from the proceeds of the Company's recently completed underwritten offering of common stock. In addition, the company assumed approximately $4 million in debt. For calendar 2000, Terraillon sales were $34.6 million. A copy of the press release announcing the acquisition is attached as Exhibit 99.

ITEM  7.  FINANCIAL  STATEMENTS,  PRO  FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Financial  Statements  of  Business  Acquired.

     The historical financial statements of Terraillon are incorporated by reference to pages F-45 through F-58 of the Prospectus portion of the Company's registration statement on Form S-1 (Registration Statement No. 333-57928).

(b)  Pro  Forma  Financial  Information.

     The pro forma financial information for the Company after giving effect to the acquisition is incorporated by reference to pages 22 and 23 of the Prospectus portion of the Company's registration statement on Form S-1 (Registration Statement No. 333-57928).

(c)  Exhibits.


     10.1 Agreement for the Purchase of the Share Capital of Terraillon Holdings Limited, dated 7 June 2001, among Hibernia Development Capital Partners I ilp, Hibernia Development Capital Partners II ilp, Fergal Mulchrone and Chris Duggan and Andrew Gleeson and Measurement Specialties, Inc., previously filed with the Securities and Exchange Commission as an Exhibit to the Annual Report on Form 10-K filed on July 5, 2001 and incorporated herein by reference.

     10.2 Supplemental Agreement, dated 11 July 2001, concerning the amendment of the Agreement for the Purchase of the Share Capital of Terraillon Holdings Limited, dated 7 June 2001, previously filed with the Securities and Exchange Commission as an Exhibit to Amendment No. 1 to the Company's registration statement on Form S-1 (Registration Statement No. 333-57928) filed on July 12, 2001, and incorporated herein by reference.

     23.1 Consent of Deloitte & Touche

     99   Press release regarding the acquisition dated August 10, 2001.


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                                   SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                        MEASUREMENT SPECIALTIES, INC.
                                        (Registrant)




                                        /s/  Kirk  J.  Dischino
                                        -------------------------------
Date: August 21, 2001                   Kirk  J.  Dischino
                                        Chief  Financial  Officer


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